SUB-ITEM 77C
SELIGMAN PORTFOLIOS, INC.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS



Each of the following proposals was considered and approved at a Special Meeting of Shareholders held at the offices of the Fund on April 22, 2003, and adjourned to May 8, 2003 with respect to certain matters. Shareholders of each of the fifteen portfolios voted together for proposal 1 and separately for proposals 2, 3, 4(a), 4(b) and 5(a)-5(j), as applicable. Tabulations of the votes received on each of the proposals appear below.

Proposal 1 To elect a Board of Directors.

In Favor of Election
Withhold Authority to Vote

Robert B. Catell

31,275,716.544
1,356,177.380
John R. Galvin
31,844,087.872
787,806.052
Paul C. Guidone
31,851,512.255
780,381.669
Alice S. Ilchman
31,836,507.442
795,386.482
Frank A. McPherson
31,282,754.555
1,349,139.369
John E. Merow
31,820,478.924
811,415.000
Betsy S. Michel
31,840,331.243
791,562.681
William C. Morris
31,851,336.361
780,557.563
Leroy C. Richie
31,269,958.712
1,361,935.212
Robert L. Shafer
31,825,016.918
806,877.006
James N. Whitson
31,275,449.857
1,356,444.067
Brian T. Zino
31,843,160.356
788,733.568

Proposal 2

To amend the investment objectives of the Common Stock Portfolio.

For
Against
Abstain

1,585,738.133
7,640.209
48,074.208

Proposal 3

To amend the investment objective of the Large-Cap Growh Portfolio.

For
Against
Abstain

287,102.724
34,147.848
10,639.148

Proposal 4(a)

To amend the investment objectives of the Income Portfolio.*

For
Against
Abstain

404,019.900
0
22,699.360

Proposal 4(b)

To eliminate the Income Portfolio's fundamental policy to invest at least 25% of the market value of its gross assets in cash, bonds and/or preferred stocks.

For
Against
Abstain

309,976.917
94,042.983
22,699.360

Proposal 5(a)

To amend each Portfolio's fundamental restriction regarding investments in commodities.

For
Against
Abstain

Capital Portfolio

1,612,395.882
31,350.529
87,594.272

Cash Management Portfolio

6,922,491.495
148,085.885

-0-

Common Stock Portfolio

1,585,738.133
7,640.209
48,074.208

Communications and Information Portfolio

6,321,020.403
441,146.472
705,367.153

Frontier Portfolio

600,713.474
110,363.686
15,898.500

Global Growth Portfolio

279,411.696
563,817.294

-0-

Global Smaller Companies Portfolio

564,472.641
130,115.309
13,583.360

Global Technology Portfolio

1,006,586.804
148,291.463
52,995.308

High-Yield Bond Portfolio

1,521,727.125

3,529.700
56,413.285

Income Portfolio

404,019.900
-0-
22,699.360

International Growth Portfolio

422,747.023
35,050.830
22,937.617

Investment Grade Fixed Income Portfolio

699,458.375
81,869.943
57,433.162

Large-Cap Growth Portfolio

263,476.928
35,021.218
33,391.574

Large-Cap Value Portfolio

502,468.530
17,983.980
136,656.670

Small-Cap Value Portfolio

9,047,266.425
903,886.786
616,259.797

Proposal 5(b)

To amend each Portfolio's fundamental restriction regarding the purchase of securities on margin.

For
Against
Abstain

Capital Portfolio

1,602,141.701
41,604.710
87,594.272

Cash Management Portfolio

6,922,491.495
148,085.885

-0-

Common Stock Portfolio

1,585,738.133
7,640.209
48,074.208

Communications and Information Portfolio

6,371,556.931
397,405.057
698,572.04

Frontier Portfolio

608,390.411
89,077.119
29,508.130

Global Growth Portfolio

279,411.696
563,817.294

-0-

Global Smaller Companies Portfolio

631,448.960
63,138.990
13,583.360

Global Technology Portfolio

951,520.048
190,349.644
66,003.883

High-Yield Bond Portfolio

1,501,601.980

23,654.845
56,413.285

Income Portfolio

404,019.900
-0-
22,699.360

International Growth Portfolio

419,665.183
44,984.345
16,085.942

Investment Grade Fixed Income Portfolio

699,458.375
81,869.943
57,433.162

Large-Cap Growth Portfolio

263,476.928
35,021.218
33,391.574

Large-Cap Value Portfolio

507,874.458
39,019.950
110,214.772

Small-Cap Value Portfolio

8,887,300.181
1,052,894.162
627,218.665

Proposal 5(c)

To amend each Portfolios's fundamental restriction regarding borrowing.

For
Against
Abstain

Capital Portfolio

1,603,089.427
40,565.401
87,685.855

Cash Management Portfolio

6,922,491.495
148,085.885

-0-

Common Stock Portfolio

1,585,738.133
7,640.209
48,074.208

Communications and Information Portfolio

6,389,487.057
389,164.584
688,882.387

Frontier Portfolio

624,126.326
86,950.834
15,898.500

Global Growth Portfolio

279,411.696
563,817.294

-0-

Global Smaller Companies Portfolio

557,222.132
139,997.849
10,951.329

Global Technology Portfolio

997,943.499
151,190.648
58,739.428

High-Yield Bond Portfolio

1,501,601.980
23,654.845
56,413.285
Income Portfolio
309,976.917
94,042.983
22,699.360
International Growth Portfolio

425,594.041
37,128.160
18,013.269

Investment Grade Fixed Income Portfolio

699,458.375
81,869.943
57,433.162

Large-Cap Growth Portfolio

260,752.831
37,745.315
33,391.574

Large-Cap Value Portfolio

498,221.631
48,672.777
110,214.772

Small-Cap Value Portfolio

8,852,967.020
1,088,344.810
626,101.178

Proposal 5(d)

To amend each Portfolio's fundamental restriction regarding lending.

For
Against
Abstain

Capital Portfolio

1,603,181.010
40,565.401
87,594.272

Cash Management Portfolio

6,922,491.495
148,085.885

-0-

Common Stock Portfolio

1,585,738.133
7,640.209
48,074.208

Communications and Information Portfolio

6,379,757.825
296,201.044
791,575.159

Frontier Portfolio

606,612.750
85,489.724
34,873.186

Global Growth Portfolio

279,411.696
563,817.294

-0-

Global Smaller Companies Portfolio

634,080.991
63,138.990
10,951.329

Global Technology Portfolio

996,390.683
149,999.990
61,482.902

High-Yield Bond Portfolio

1,501,601.980
23,654.845
56,413.285
Income Portfolio
309,976.917
94,042.983
22,699.360
International Growth Portfolio

438,062.769
26,586.760
16,085.941

Investment Grade Fixed Income Portfolio

675,100.702
106,227.616
57,433.162

Large-Cap Growth Portfolio

263,476.928
35,021.218
33,391.574

Large-Cap Value Portfolio

506,991.655
39,902.753
110,214.772

Small-Cap Value Portfolio

8,972,787.552
975,312.108
619,313.348

Proposal 5(e)

To amend each Portfolio's fundamental restriction regarding underwriting.

For
Against
Abstain

Capital Portfolio

1,618,514.985
25,231.426
87,594.272

Cash Management Portfolio

6,922,491.495
148,085.885

-0-

Common Stock Portfolio

1,585,738.133
7,640.209
48,074.208

Communications and Information Portfolio

6,521,123.157
251,474.045
694,936.826

Frontier Portfolio

626,613.701
79,098.403
21,263.556

Global Growth Portfolio

279,411.696
563,817.294

-0-

Global Smaller Companies Portfolio

609,598.096
87,621.885
10,951.329

Global Technology Portfolio

1,019,618.299
134,477.705
53,777.571

High-Yield Bond Portfolio

1,521,727.125
3,529.700
56,413.285
Income Portfolio
309,976.917
94,042.983
22,699.360
International Growth Portfolio

433,660.262
28,099.406
18,975.802

Investment Grade Fixed Income Portfolio

699,458.375
81,869.943
57,433.162

Large-Cap Growth Portfolio

263,476.928
35,021.218
33,391.574

Large-Cap Value Portfolio

506,991.655
39,902.753
110,214.772

Small-Cap Value Portfolio

9,019,627.655
909,855.006
637,930.347

Proposal 5(f)

To amend each Portfolio's fundamental restriction regarding purchases or sales of real estate.

For
Against
Abstain

Capital Portfolio

1,620,135.110
26,348.124
84,857.449

Cash Management Portfolio

6,922,491.495
148,085.885

-0-

Common Stock Portfolio

1,585,738.133
7,640.209
48,074.208

Communications and Information Portfolio

6,535,559.303
241,175.387
690,799.338

Frontier Portfolio

621,293.942
88,624.002
17,057.716

Global Growth Portfolio

279,411.696
563,817.294

-0-

Global Smaller Companies Portfolio

659,464.213
37,755.768
10,951.329

Global Technology Portfolio

1,033,040.213
123,910.924
50,922.438

High-Yield Bond Portfolio

1,521,727.125
3,529.700
56,413.285
Income Portfolio
309,976.917
94,042.983
22,699.360
International Growth Portfolio

443,543.167
21,106.363
16,085.940

Investment Grade Fixed Income Portfolio

699,458.375
81,869.943
57,433.162

Large-Cap Growth Portfolio

263,476.928
35,021.218
33,391.574

Large-Cap Value Portfolio

508,965.569
37,928.839
110,214.772

Small-Cap Value Portfolio

9,214,799.900
724,443.011
628,170.097

Proposal 5(g)

To amend each Portfolio's fundamental restriction regarding diversification.

For
Against
Abstain

Capital Portfolio

1,614,268.740
31,350.529
85,721.414

Cash Management Portfolio

6,922,491.495
148,085.885

-0-

Common Stock Portfolio

1,585,738.133
7,640.209
48,074.208

Communications and Information Portfolio

6,507,701.961
253,366.889
706,465.178

Frontier Portfolio

617,577.871
93,499.289
15,898.500

Global Growth Portfolio

279,411.696
563,817.294

-0-

Global Smaller Companies Portfolio

686,579.140
10,640.841
10,951.329

Global Technology Portfolio

1,034,511.362
103,944.253
69,417.960

High-Yield Bond Portfolio

1,494,179.914
31,076.911
56,413.285
Income Portfolio
309,976.917
94,042.983
22,699.360
International Growth Portfolio

431,982.686
32,666.843
16,085.941

Investment Grade Fixed Income Portfolio

765,498.600
15,829.719
57,433.161

Large-Cap Growth Portfolio

282,649.792
15,848.354
33,391.574

Large-Cap Value Portfolio

508,779.365
37,928.839
110,400.976

Small-Cap Value Portfolio

9,238,045.744
698,642.704
630,724.560

Proposal 5(h)

To amend each Portfolio's fundamental restriction regarding industry concentration.

For
Against
Abstain

Capital Portfolio

1,615,420.259
28,326.152
87,594.272

Cash Management Portfolio

6,922,491.495
148,085.885

-0-

Common Stock Portfolio

1,585,738.133
7,640.209
48,074.208

Communications and Information Portfolio

6,520,842.006
249,512.162
697,179.860

Frontier Portfolio

619,575.477
86,136.627
21,263.556

Global Growth Portfolio

279,411.696
563,817.294

-0-

Global Smaller Companies Portfolio

616,848.604
77,739.346
13,583.360

Global Technology Portfolio

1,049,890.344
104,317.319
53,665.912

High-Yield Bond Portfolio

1,494,179.913
-0-
87,490.197
Income Portfolio
309,976.917
94,042.983
22,699.360
International Growth Portfolio

420,094.794
37,703.060
22,937.616

Investment Grade Fixed Income Portfolio

765,498.600
15,829.719
57,433.161

Large-Cap Growth Portfolio

278,889.515
15,848.354
37,151.851

Large-Cap Value Portfolio

498,918.230
47,789.974
110,400.976

Small-Cap Value Portfolio

9,288,160.983
645,113.852
634,138.173

Proposal 5(i)

To eliminate each Portfolio's fundamental restriction regarding short sales.

For
Against
Abstain

Capital Portfolio

1,611,356.573
32,389.838
87,594.272

Cash Management Portfolio

6,922,491.495
148,085.885

-0-

Common Stock Portfolio

1,585,738.133
7,640.209
48,074.208

Communications and Information Portfolio

6,308,982.613
458,593.240
699,958.175

Frontier Portfolio

589,942.741
115,769.363
21,263.556

Global Growth Portfolio

279,411.696
563,817.294

-0-

Global Smaller Companies Portfolio

652,213.705
45,006.276
10,951.329

Global Technology Portfolio

995,337.818
148,617.267
63,918.490

High-Yield Bond Portfolio

1,490,650.212
14,481.467
76,538.431
Income Portfolio
309,976.917
94,042.983
22,699.360
International Growth Portfolio

413,666.001
49,678.222
17,391.247

Investment Grade Fixed Income Portfolio

675,100.702
106,227.616
57,433.162

Large-Cap Growth Portfolio

260,699.018
37,799.128
33,391.574

Large-Cap Value Portfolio

498,035.427
48,672.777
110,400.976

Small-Cap Value Portfolio

8,876,070.151
1,012,121.256
679,221.601

Proposal 5(j)

To eliminate each Portfolio's fundamental restriction regarding mortgages and pledges.

For
Against
Abstain

Capital Portfolio

1,601,010.244
42,736.167
87,594.272

Cash Management Portfolio

6,922,491.495
148,085.885

-0-

Common Stock Portfolio

1,585,738.133
7,640.209
48,074.208

Communications and Information Portfolio

6,356,026.790
408,560.955
702,946.283

Frontier Portfolio

590,200.701
115,511.403
21,263.556

Global Growth Portfolio

279,411.696
563,817.294

-0-

Global Smaller Companies Portfolio

686,579.140
10,640.841
10,951.329

Global Technology Portfolio

995,868.439
151,542.938
78,021.999

High-Yield Bond Portfolio

1,490,650.212
34,606.613
56,413.285
Income Portfolio
309,976.917
94,042.983
22,699.360
International Growth Portfolio

437,926.113
19,871.742
22,937.615

Investment Grade Fixed Income Portfolio

765,498.600
15,829.719
57,433.161

Large-Cap Growth Portfolio

263,476.928
35,021.218
33,391.574

Large-Cap Value Portfolio

506,805.451
39,902.753
110,400.976

Small-Cap Value Portfolio

8,868,319.057
1,039,703.352
659,390.599

* Following the approval of this proposal, the Portfolio's name was changed to Seligman Income and Growth Portfolio.